UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: February 7, 2018
(Date of earliest event reported)

DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 22, 2018, Darden Restaurants, Inc. (the “Company”) completed its previously announced sale of $300,000,000 aggregate principal amount of its 4.550% Senior Notes due 2048 (the “Notes”). The Company filed certain documents in connection with the sale of the Notes on a Form 8-K filed with the Securities and Exchange Commission on February 8, 2018. This Form 8-K/A amends that earlier Form 8-K to add additional exhibits that were delivered in connection with the completion of the sale of the Notes.

Item 8.01	Other Events.

Sale of the Notes

On February 22, 2018, the Company completed its previously announced sale of the Notes.

A copy of the following documents delivered in connection with the sale of the Notes are filed as exhibits hereto and incorporated herein by reference: (i) the Officers' Certificate and Authentication Order dated February 22, 2018 for the 4.550% Senior Notes due 2048 (which includes the form of Note) issued pursuant to the Indenture dated as of January 1, 1996, as amended and supplemented by the First Supplemental Indenture dated February 20, 2018, between the Company and Wells Fargo Bank, National Association (as successor to Wells Fargo Bank Minnesota, National Association, formerly known as Norwest Bank Minnesota, National Association), as Trustee (ii) Opinion of Hunton & Williams LLP and (iii) Opinion of Anthony G. Morrow, Esq.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
4.1
Officers’ Certificate and Authentication Order dated February 22, 2018 for the 4.550% Senior Notes due 2048 (which includes the form of Note) issued pursuant to the Indenture dated as of January 1, 1996, as amended and supplemented by the First Supplemental Indenture dated as of February 20, 2018 between the Company and Wells Fargo Bank, National Association (as successor to Wells Fargo Bank Minnesota, National Association, formerly known as Norwest Bank Minnesota, National Association), as Trustee.

5.1	Opinion of Hunton & Williams LLP
5.2	Opinion of Anthony G. Morrow, Esq.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ Ricardo Cardenas
Ricardo Cardenas
Senior Vice President, Chief Financial Officer
Date: February 22, 2018

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